CUSIP NO.____            INGERSOLL-RAND COMPANY

REGISTERED NO. FX__     MEDIUM-TERM NOTE, SERIES A     PRINCIPAL AMOUNT: $______

                                (Fixed Rate)

                 If the registered owner of this Note (as indicated below) is The Depository Trust Company (the "Depositary") or a nominee of the Depositary, this note is a global Note and the following legend is applicable: Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, CEDE & CO., has an interest herein.

                 The following summary of terms is subject to the information set forth on the reverse hereof:

ORIGINAL ISSUE DATE:                              OPTIONAL REDEMPTION:  / / YES / / NO
STATED MATURITY:                                  INITIAL REDEMPTION DATE:

AUTHORIZED DENOMINATIONS:                         REDEMPTION PRICE:  Initially __% of Principal Amount and
                                                  declining by __% of the Principal Amount on each anniversary
FORM:            / / BOOK ENTRY                   of the Initial Redemption Date until the Redemption Price is
                 / / CERTIFICATED                 100% of the Principal Amount.

INTEREST RATE:                                    OPTION TO ELECT REPAYMENT:            / / YES / / NO
INTEREST PAYMENT DATE[S]:                         OPTIONAL REPAYMENT DATES:
REGULAR RECORD DATE[S]:                           OPTIONAL REPAYMENT PRICES:

                                                                                        / / YES / / NO
DEPOSITARY:
AMORTIZING NOTES:   / / YES  / / NO

OTHER PROVISIONS:

                 If this Security was issued with "original issue discount" for purposes of Section 1273 of the Internal Revenue Code of 1986, as amended, the following shall be completed:

ORIGINAL ISSUE DISCOUNT SECURITY:      TOTAL AMOUNT OF OID:               ISSUE PRICE (expressed as a percentage
                                                                          of aggregate principal amount):
/ / YES  / / NO

YIELD TO MATURITY:                     SHORT ACCRUAL PERIOD OID:          METHOD USED TO DETERMINE YIELD FOR SHORT
                                                                          ACCRUAL PERIOD:
                                                                          N/A
                                                                          / / Approximate  / / Exact

                 INGERSOLL-RAND COMPANY, a corporation duly organized and existing under the laws of New Jersey (herein called the "Company" which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal sum set forth above on the Stated Maturity shown above, and to pay interest thereon from the Original Issue Date shown above or from and including the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be. (Continued on next page.)

                 IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

TRUSTEE'S CERTIFICATION OF AUTHENTICATION        INGERSOLL-RAND COMPANY
This is one of the Securities of the
series designated herein and referred            By:
to in the within-mentioned Indenture.               ----------------------------
                                                     Its:__________________

THE BANK OF NEW YORK                             By:
as Trustee                                          ----------------------------
By:                                                  Its:__________________
   ---------------------------------
   Authorized Signatory

                        (Continued from previous page.)

                 Interest will be paid on the interest payment date or dates shown above (each, an "Interest Payment Date"), commencing with the first such Interest Payment Date next succeeding the Original Issue Date shown above (except as provided below), at the rate per annum specified above, until the principal hereof is paid or made available for payment and on Stated Maturity, and, if specified above, interest shall accrue on any overdue principal and on any overdue installment of interest (to the extent that the payment of such interest shall be legally enforceable) at the overdue rate per annum set forth above. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date set forth above next preceding such Interest Payment Date, which shall be the fifteenth calendar day next preceding such Interest Payment Date. The first payment of interest on any Note originally issued between a Regular Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such succeeding Regular Record Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof to be given to Holders of Notes of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                 Payments of interest (to be paid in U.S. dollars) will be made by mailing a check to the Holder at the address of the Holder appearing in the Security Register as of the applicable Regular Record Date. Notwithstanding the foregoing, at the option of the Company, all payments of interest and principal on this Note may be made by wire transfer of immediately available funds as designated by the Holder not less than 15 calendar days prior to the Interest Payment Date. If a Holder holds $10,000,000 or more in aggregate principal amount of Notes of like tenor and terms (including the same Interest Payment Date), such Holder shall be entitled to receive payments of interest (other than at Stated Maturity or upon earlier redemption or repayment) in U.S. dollars by wire transfer of immediately available funds, but only if appropriate payment instructions have been received in writing by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date. If such a payment with respect to this Note cannot be made by wire transfer because the required designation has not been received by the Trustee on or before the requisite date or for any other reason, a notice will be mailed to the Holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Trustee's receipt of such a designation, such payment will be made within 15 days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but not any tax, assessment or governmental charge imposed upon the Holder of this Note. In the event that payment is so made in accordance with the instructions of the Holder, such wire transfer shall be deemed to constitute full and complete payment of such interest and principal on this Note.

                 If this is not a global Note, payment of the principal, premium, if any, and interest payable at Stated Maturity in respect of this Note will be paid in immediately available funds upon surrender of this Note accompanied by wire instructions at the principal office of the Trustee, provided that the Note is presented in time for the Trustee to make such payments in such funds in accordance with its normal procedures. If the Holder of this Note (as indicated above) is the Depositary or a nominee of the Depositary, this Note is a global Note and the following legend is applicable except as specified on the reverse hereof: THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR.

                 REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                 Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                               [Reverse of Note]

                             INGERSOLL-RAND COMPANY

                           MEDIUM-TERM NOTE, SERIES A


                 SECTION 1. General. This Note is one of a duly authorized issue of Securities of the Company (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of August 1, 1986 (as supplemented, the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the Securities of the series designated on the face hereof. The Notes may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption provisions and may otherwise vary, all as provided in the Indenture. The Notes are limited to an aggregate initial offering price of up to $600,000,000 or such greater amount if Notes are issued at an original issue discount, as shall result in aggregate gross proceeds to the Company of $600,000,000.

                 SECTION 2. Payments. Interest on this Note will be payable on the Interest Payment Date or Interest Payment Dates as specified on the face hereof and, in either case, at Stated Maturity or earlier redemption or repayment.

                 Interest payments on each Interest Payment Date for this Note will include accrued interest from the Original Issue Date or from and including the last date in respect of which interest has been paid, as the case may be, to, but excluding, such Interest Payment Date or the date of Maturity, as the case may be. Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months.

                 Unless otherwise specified on the face hereof, if this Note is specified on the face hereof as an Amortizing Note, payments with respect to this Note will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof. If this Note is specified on the face hereof as an Amortizing Note, a table setting forth repayment information in respect of this Note will be provided to the original purchaser hereof and will be available, upon request, to subsequent Holders.

                 All percentages resulting from any calculations under this Note will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point (with five one-millionths of a percentage point being rounded upward) and all currency or currency unit or dollar amounts used in or resulting from any such calculation in respect of the Notes will be rounded to the nearest one-hundredth of a unit (with five one-thousandths being rounded upward) or nearest cent, as the case may be.

                 "Maturity" means the date on which the principal of this Note becomes due and payable in full in accordance with the terms hereof and the terms of the Indenture, whether at Stated Maturity, upon acceleration, redemption, repayment or otherwise.

                 SECTION 3. Redemption. If so specified on the face hereof, the Company may at its option redeem this Note in whole or from time to time in part on or after the date designated as the Initial Redemption Date on the face hereof at the redemption price specified on the face hereof, together with accrued and unpaid interest to the date of redemption, but interest installments whose Stated Maturity is on or prior to the date of redemption will be payable to the Holder of this Note of record at the close of business on the relevant Regular Record Date referred to on the face hereof, all as provided in the Indenture. The Company may exercise such option by causing the Trustee to mail a notice of such redemption at least 30 but not more than 60 calendar days prior to the date of redemption, subject to all the conditions and provisions of the Indenture. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                 SECTION 4. Repayment. If so specified on the face hereof, this Note will be repayable prior to Stated Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof together with interest accrued and unpaid thereon to the date of repayment. In order for this Note (if it is repayable at the option of the Holder) to be repaid prior to Stated Maturity, the Paying Agent must receive at least 30 but not more than 45 calendar days prior to an Optional Repayment Date (i) this Note with the form below entitled "Option to Elect Repayment" duly completed or (ii) a hand delivery, facsimile transmission or letter (first class, postage prepaid) from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Paying Agent not later than five Business Days after the date of such hand delivery, facsimile transmission or letter (first class, postage prepaid). If the procedure described in clause (ii) of the preceding sentence is followed, this Note with such form duly completed must be, received by the Trustee by such fifth Business Day. Exercise of the repayment option by the Holder of this Note shall be irrevocable, except that a Holder who has tendered this Note for repayment may revoke any such tender for repayment by written notice to the Paying Agent received prior to the close of business on the tenth calendar day prior to the repayment date. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of the Note provided that the principal amount of the Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment this Note shall be cancelled and a new Note or Notes for the remaining principal amount hereof shall be issued in the name of the Holder of this Note.

                 SECTION 5. Sinking Fund. This Note will not be subject to any sinking fund.

                 SECTION 6. Original Issue Discount Notes. Notwithstanding anything herein to the contrary, if this Note is an Original Issue Discount Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof in lieu of the principal amount due at the Stated Maturity hereof shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The "Amortized Face Amount" of this Note shall be the amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the Issue Price and the principal amount hereof that has accrued at the yield to maturity (as set forth on the face hereof) (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated but in no event shall the Amortized Face Amount of this Note exceed its principal amount.

                 SECTION 7. Events of Default. If any Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture; provided, however, that notwithstanding anything herein to the contrary, if this Note is an Original Issue Discount Note, the amount so declared due and payable shall be the Amortized Face Amount of this Note as of the date of such declaration.

                 SECTION 8. Modifications and Waivers; Obligation of the Company Absolute. The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than 66 2/3% in principal amount of the outstanding Securities of all series affected by such modification (voting as one class), to modify the Indenture or the rights of the Holders of the Securities pursuant to a supplemental indenture, except that no such modification shall, without the consent of the Holder of each Security so affected, (i) change the stated maturity of the principal of, or any instalment of principal of or interest, if any, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to the Indenture, or change the place of payment of, or the coin or currency in which, any Security or any premium or the interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof, (ii) reduce the percentage of Securities, the consent of the Holder of which is required for any such modification or for certain waivers under the Indenture or (iii) modify certain provisions of the Indenture relating to the modification of the Indenture, waiver of past defaults or waiver of certain covenants, except for certain permitted modifications.

                 No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on this Note at the times, places and rates, and in the coin or currency, herein prescribed.

                 SECTION 9. Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

                 SECTION 10. Authorized Denominations. Unless otherwise noted on the face hereof, the Notes of this series are issuable only in global or certificated registered form, without coupons, in denominations of $1,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth and to the limitations described below, if applicable, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                 SECTION 11. Registration of Transfer. As provided in the Indenture and subject to certain limitations therein set forth and to the limitations described below, if applicable, the transfer of this Note is registerable in the securities register upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar (which shall initially be the Trustee, 101 Barclay Street, 21st Floor, New York, New York 10286, (Attention:
Corporate Trust Trustee Administration) or at such other address as it may designate as its principal corporate trust office in The City of New York) duly executed by, the Holder hereof or the Holder's attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same Stated Maturity and aggregate principal amount, will be issued to the designated transferee or transferees.

                 If this Note is a global Note (as specified on the face hereof), this Note is exchangeable only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this global Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company in its sole discretion determines that this Note shall be exchangeable for certificated Notes in registered form or (z) an Event of Default, or an event which with the passage of time or the giving of notice would become an Event of Default, with respect to the Notes represented hereby has occurred and is continuing, provided that the definitive Notes so issued in exchange for this permanent global Note shall be in denominations of $1,000 and any integral multiple of $1,000 in excess thereof and be of like aggregate principal amount and tenor as the portion of this permanent global Note to be exchanged, and provided further that, unless the Company agrees otherwise, Notes of this series in certificated registered form will be issued in exchange for this permanent global Note, or any portion hereof, only if such Notes in certificated registered for were requested by written notice to the Trustee or the Securities Registrar by or on behalf of a person who is the beneficial owner of an interest hereof given through the Holder hereof. Except as provided above, owners of beneficial interests in this permanent global Note will not be entitled to receive physical delivery of Notes in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

                 No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 SECTION 12. Owners. Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

                 SECTION 13. Governing Law. The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

                 SECTION 14. Defined Terms. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture; and all references in the Indenture to "Security" or

"Securities" shall be deemed to include the Notes. "Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday that in The City of New York is not a day on which banking institutions are authorized or required by law, regulation or executive order to close.

                           OPTION TO ELECT REPAYMENT

         [To be completed only if this Note is repayable at the option of the Holder and the Holder elects to exercise such rights]


                 The undersigned owner of this Note hereby irrevocably elects to have the Company repay the principal amount of this Note or portion hereof below designated at (i) the applicable Optional Repayment Price indicated on the face hereof, together with interest accrued and unpaid thereon to the date of repayment, if this Note is to be repaid pursuant to Section 4 of this Note. Specify the denomination or denominations (which shall be $1,000 or an integral multiple of $1,000 in excess thereof) of the Note or Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid):


- ---------------------------------------
Dated:
      ---------------------------------       ----------------------------------
                                              Signature
                                              Sign exactly as name appears on
                                              the front of this Note.

Principal amount to be repaid if amount       Indicate address where check
to be repaid is less than the entire          is to be sent, if repaid:
principal amount of this Note (principal
amount remaining must be an authorized
denomination)                                 ----------------------------------
$
 ---------------------------------------      ----------------------------------
(which shall be an integral multiple of       SOCIAL SECURITY OR OTHER TAXPAYER
$1,000 (or, if no such reference is made,     ID NUMBER
an amount equal to the minimum Authorized     ----------------------------------
Denomination)).

                                   ABBREVIATIONS


                 The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as through they were written out in full according to applicable laws or regulations:

                 TEN COM - as tenants in common
                 TEN ENT - as tenants by the entireties
                 JT TEN  - as joint tenants with right of survivorship and not as tenants in common

                 UNIF GIFT MIN ACT                     Custodian
                                        ----------------------------------------
                                        (Cust)                           (Minor)

                                            Under Uniform Gifts to Minors Act
                                        ----------------------------------------
                                                        (State)

                 Additional abbreviations may also be used though not in the above list.

                              -------------------

                 FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------


- --------------------------------------------------------------------------------
  PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE



- --------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing _________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.


Dated:
       ------------------               ----------------------------------------
                                        Signature
                                        Sign exactly as name appears on the
                                        front of this Note


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

CUSIP NO.

REGISTERED NO. FLC_                              PRINCIPAL AMOUNT: $
                                                                    ------------

                             INGERSOLL-RAND COMPANY

                           MEDIUM-TERM NOTE, SERIES A

                                (Floating Rate)

                 If the registered owner of this Note (as indicated below) is The Depository Trust Company (the "Depositary") or a nominee of the Depositary, this note is a global Note and the following legend is applicable: Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, CEDE & CO., has an interest herein.

                 The following summary of terms is subject to the information set forth on the reverse hereof:

                                        OPTIONAL REDEMPTION:  / / YES   NO

ORIGINAL ISSUE DATE:                    INITIAL REDEMPTION DATE:

STATED MATURITY:                        REDEMPTION PRICE:  Initially __% of
                                        Principal Amount and declining by __% of
                                        the Principal Amount on each anniversary
AUTHORIZED DENOMINATIONS:               of the Initial Redemption Date until the
                                        Redemption Price is 100% of the
                                        Principal Amount.

FORM:       / / BOOK ENTRY              OPTION TO ELECT
            / / CERTIFICATED            REPAYMENT:                / / YES / / NO

INTEREST RATE BASIS:                    OPTIONAL REPAYMENT DATES:

INDEX MATURITY:                         OPTIONAL REPAYMENT PRICES:

REGULAR RECORD DATES:                   OTHER PROVISIONS:

INITIAL INTEREST RATE:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

SPREAD:

SPREAD MULTIPLIER:

INTEREST RESET PERIOD:

INTEREST RESET DATES:

INTEREST DETERMINATION DATE:

INTEREST PAYMENT DATES:

CALCULATION AGENT:

                       AMORTIZING NOTE:  / / YES  / / NO

Depositary:

                 If this Security was issued with "original issue discount" for purposes of Section 1273 of the Internal Revenue Code of 1986, as amended, the following shall be completed:

ORIGINAL ISSUE DISCOUNT          TOTAL AMOUNT OF OID:          ISSUE PRICE (expressed SECURITY:
                                                               as percentage of aggregate principal
                                                               amount):
/ /  Yes   / /  No

YIELD TO MATURITY:               SHORT ACCRUAL PERIOD OID:     METHOD USED TO DETERMINE YIELD FOR
                                                               SHORT ACCRUAL PERIOD:

                                                               / /  Approximate  / /  Exact

                 INGERSOLL-RAND COMPANY, a corporation duly organized and existing under the laws of New Jersey (herein called the "Company," which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ______________________________________________________________ or registered assigns, the principal sum set forth above on the Stated Maturity shown above, and to pay interest thereon from the Original Issue Date shown above or from and including the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

                 Interest will be paid on the Interest Payment Dates shown above ("Interest Payment Dates"), at the rate per annum determined in accordance with the provisions on the reverse hereof, depending on the Interest Rate Basis specified above, commencing with the first such Interest Payment Date next succeeding the Original Issue Date shown above (except as provided below) until the principal hereof is paid or made available for payment and on Stated Maturity, and, if specified above, interest shall accrue on any overdue principal and on any overdue installment of interest (to the extent that the payment of such interest shall be legally enforceable) at the Overdue Rate per annum set forth above. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date set forth above next preceding such Interest Payment Date, which shall be the fifteenth calendar day next preceding such Interest Payment Date. The first payment of interest on any Note originally issued between a Regular Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such succeeding Regular Record Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof to be given to Holders of Notes of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                 Payments of principal, interest and premium, if any, (each to be paid in U.S. dollars) will be made by mailing a check to the Holder at the address of the Holder appearing in the Security Register as of the applicable Regular Record Date. Notwithstanding the foregoing, at the option of the Company, all payments of interest and principal on this Note may be made by wire transfer of immediately available funds as designated by the Holder not less than 15 calendar days prior to the Interest Payment Date. If a Holder holds $10,000,000 or more in aggregate principal amount of Notes of like tenor and terms (including the same Interest Payment Date), such Holder shall be entitled to receive payments of interest (other than at Stated Maturity or upon earlier redemption or repayment) in U.S. dollars by wire transfer of immediately available funds, but only if appropriate payment instructions have been received in writing by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but not any tax, assessment or governmental charge imposed upon the Holder of this Note. In the event that payment is so made in accordance with the instructions of the Holder, such wire transfer shall be deemed to constitute full and complete payment of such interest and principal on this Note. If this is not a global Note, payment of the principal, premium, if any, and interest payable at Maturity in respect of this Note will be paid in immediately available funds upon surrender of this Note accompanied by wire instructions at the principal office of the Trustee, provided that the Note is presented in time for the Trustee to make such payments in such funds in accordance with its normal procedures.

                 If the Holder of this Note (as indicated above) is the Depositary or a nominee of the Depositary, this Note is a global Note and the following legend is applicable except as specified on the reverse hereof: THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR.

                 REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                 Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                 IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                              INGERSOLL-RAND COMPANY


                                              By:
                                                 -------------------------------
                                                 Its:
                                                    ----------------------------


                                              By:
                                                 -------------------------------
                                                 Its:
                                                    ----------------------------



TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated herein and referred
to in the within-mentioned Indenture.


THE BANK OF NEW YORK
as Trustee


By:
   -----------------------------------------
     Authorized Signatory

                               [Reverse of Note]

                             INGERSOLL-RAND COMPANY

                           MEDIUM-TERM NOTE, SERIES A


                 SECTION 1. General. This Note is one of a duly authorized issue of Securities of the Company (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of August 1, 1986 (as supplemented, the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the Securities of the series designated on the face hereof. The Notes may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption provisions and may otherwise vary, all as provided in the Indenture. The Notes are limited to an aggregate initial offering price of up to $600,000,000 or such greater amount if Notes are issued at an original issue discount, as shall result in aggregate gross proceeds to the Company of $600,000,000.

                 SECTION 2. Interest Rate Calculations; Payments. Unless otherwise specified on the face hereof, the interest rate on this Note will be equal to either (i) the interest rate calculated by reference to the specified Interest Rate Basis plus or minus the Spread, if any, or (ii) the interest rate calculated by reference to the specified Interest Rate Basis multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one-hundredth of a percentage point) specified on the face hereof as being applicable to this Note, and the "Spread Multiplier" is the percentage specified on the face hereof as being applicable to this Note. Set forth on the face hereof is the Interest Rate Basis and the Spread or Spread Multiplier, if any, and the maximum or minimum interest rate limitation, if any, applicable to this Note. Set forth on the face hereof are particulars as to the Calculation Agent (unless specified otherwise, The Bank of New York (in such capacity, the "Calculation Agent")), Index Maturity, Original Issue Date, the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date set forth on the face hereof (the "Initial Interest Rate"), Interest Determination Dates, Interest Payment Dates, Regular Record Dates and Interest Reset Dates with respect to this Note.

                 Unless otherwise specified on the face hereof, if this Note is specified on the face hereof as an Amortizing Note, payments with respect to this Note will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof. If this Note is specified on the face hereof as an Amortizing Note, a table setting forth repayment information in respect of this Note will be provided to the original purchaser hereof and will be available, upon request, to subsequent Holders.

                 Except as provided below, interest on this Note will be payable (i) if this Note resets daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof; (ii) if this Note resets quarterly, on the third Wednesday of March, June, September and December of each year; (iii) if this Note resets semiannually, on the third Wednesday of each of two months of each year specified on the face hereof; and (iv) if this Note resets annually, on the third Wednesday of one month of each year specified on the face hereof (each such day being an "Interest Payment Date"), and in each case at Maturity. If any Interest Payment Date, other than Maturity, for this Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next day that is a Business Day, except that if this Note is a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding London Business Day. If the Maturity for this Note falls on a day that is not a Business Day, payment of principal, premium, if any, and interest with respect to this Note will be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest shall be payable on the date of payment for the period from and after the due date.

                 Unless otherwise specified on the face hereof, the rate of interest on this Note will be reset daily, weekly, quarterly, semiannually or annually (such period being the "Reset Period" for such Note, and the first day of each Reset Period being an "Interest Reset Date"), as specified on the face hereof. The Interest Reset Date will be, if this Note resets daily, each Business Day; if this Note resets weekly (unless the Interest Rate Basis on the face hereof is the Treasury Rate), the Wednesday of each week; if this Note resets weekly and the Interest Rate Basis on the face hereof is the Treasury Rate, the Tuesday of each week; if this Note resets monthly, the third Wednesday of each month; if this Note resets quarterly, the third Wednesday of each March, June, September and December; if this Note resets semiannually, the third Wednesday of the two months of each year specified on the face hereof; and if this Note resets annually, the third Wednesday of one month of each year specified on the face hereof; provided, however, that the interest rate in effect from the date of issue to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof. If the Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed to the next day that is a Business Day, except that if the Interest Rate Basis on the face hereof is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding London Business Day. Each adjusted rate shall be applicable on and after the Interest Reset Date to which it relates to, but not including, the next succeeding Interest Reset Date or until Stated Maturity or the date of redemption or repayment, as the case may be.

                 The interest rate for each Reset Period will be the rate determined by the Calculation Agent on the Calculation Date (as defined below) pertaining to the Interest Determination Date pertaining to the Interest Reset Date for such Reset Period. Unless otherwise specified on the face hereof, the "Interest Determination Date" pertaining to an Interest Reset Date for (a) a Commercial Paper Rate Note (the "Commercial Paper Interest Determination Date"), (b) a Federal Funds Rate Note (the "Federal Funds Interest Determination Date"), (c) a CD Rate Note (the "CD Interest Determination Date'), (d) a Prime Rate Note (the "Prime Interest Determination Date"), or (e) a CMT Rate Note (the "CMT Interest Determination Date") will be the second Business Day prior to such Interest Reset Date. Unless otherwise specified on the face hereof, the Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note (the "LIBOR Interest Determination Date") will be the second London Business Day immediately preceding each Interest Reset Date. Unless otherwise specified on the face hereof, the Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Note (the "Treasury Interest Determination Date") will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as a result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Reset Period commencing in the next succeeding week, if an auction date shall fall on any Interest Reset Date for a Treasury Rate Note, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date. Unless otherwise specified on the face hereof, the "Calculation Date" pertaining to any Interest Determination Date shall be the earlier of (i) the tenth calendar day after the Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or Maturity, as the case may be.

                 As used herein, "Business Day" means, unless otherwise specified on the face hereof, any Monday, Tuesday, Wednesday, Thursday or Friday that in The City of New york is not a day on which banking institutions are authorized or required by law, regulation or executive order to close and, if the Interest Rate Basis of this Note is LIBOR, is also a London Business Day. As used herein, "London Business Day" means any day on which dealings in deposits denominated in U.S. Dollars are transacted in the London interbank market.

                 Unless otherwise indicated on the face hereof, interest on this Note will accrue from and including the date of issue or from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for, as the case may be, to but excluding the Interest Payment Date or the Maturity, as the case may be. Accrued interest is calculated by multiplying the face amount of this Note by an accrued interest factor. This accrued interest factor is computed by adding the interest factors calculated for each day from the date of issue, or from the last date to which interest has been paid, to the date for which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate applicable to such day by 360, in the case of Commercial Paper Rate Notes, CD Rate Notes, Federal Funds Rate Notes, LIBOR Notes and Prime Rate Notes, or by the actual number of days in the year, in the case of Treasury Rate Notes or CMT Rate Notes.

                 Unless otherwise indicated on the face hereof, the Calculation Agent shall calculate the interest rate on this Note, as provided below. The Calculation Agent will, upon the request of the Holder of this Note, provide the interest rate then in effect and, if then determined, the interest rate which will become effective as a result of a determination made with respect to the most recent Interest Determination Date with respect to this Note. The Trustee shall act as the initial Calculation Agent for the Notes. For purposes of calculating the rate of interest payable on this Note, the Company will enter into an agreement with the Calculation Agent. The Calculation Agent's determination of any interest rate shall be final and binding in the absence of manifest error.

                 Notwithstanding the determination of the interest rate as provided below, the interest rate on this Note for any interest period shall not be greater than the maximum interest rate, if any, or less than the minimum interest rate, if any, specified on the face hereof. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York or other applicable law, as the same may be modified by United States law of general application.

                 "Maturity" means the date on which the principal of this Note becomes due and payable in full in accordance with the terms hereof and the terms of the Indenture, whether at Stated Maturity, upon acceleration, redemption, repayment or otherwise.

DETERMINATION OF COMMERCIAL PAPER RATE. If the Interest Rate Basis specified on the face hereof is Commercial Paper Rate, the interest rate determined with respect to the Commercial Paper Rate Interest Determination Date shall be the Commercial Paper Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on such Commercial Paper Rate Interest Determination Date.

                 "Commercial Paper Rate" means, with respect to any Commercial Paper Interest Determination Date, the Money Market Yield (calculated as described below) of the rate on such date for commercial paper having the Index Maturity designated on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors ("H.15(519)") under the heading "Commercial Paper." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, then the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date shall be the Money Market Yield of the rate on such Commercial Paper Interest Determination Date for commercial paper having the Index Maturity designated on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication ("Composite Quotations") under the heading "Commercial Paper." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate for such Commercial Paper Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates (quoted on a bank discount basis) as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity designated on the face hereof placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized securities rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be the Commercial Paper Rate in effect immediately prior to such Commercial Paper Interest Determination Date.

                 "Money Market Yield" shall be a yield (expressed as a percentage rounded, if necessary, to the nearest one hundred- thousandth of a percent) calculated in accordance with the following formula:

                                                           D x 360
                               Money Market Yield =     -------------  x 100
                                                        360 - (D x M)


where "D" refers to the per annum rate for commercial paper, quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the period for which accrued interest is being calculated.

DETERMINATION OF CD RATE. If the Interest Rate Basis specified on the face hereof is CD Rate, the interest rate determined with respect to the CD Interest Determination Date shall be the CD Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on such CD Interest Determination Date.

                 "CD Rate" means, with respect to any CD Interest Determination Date, the rate on such date for negotiable certificates of deposit having the Index Maturity designated on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date, then the CD Rate with respect to such CD Interest Determination Date shall be the rate on such CD Interest Determination Date for negotiable certificates of deposit having the Index Maturity designated on the face hereof as published in Composite Quotations under the heading "Certificates of Deposit." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, then the CD Rate on such CD Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity specified on the face hereof in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate with respect to such CD Interest Determination Date will be the CD Rate in effect immediately prior to such CD Interest Determination Date.

DETERMINATION OF CMT RATE. If the Interest Rate Basis specified on the face hereof is CMT Rate, the interest rate determined with respect to the CMT Interest Determination Date shall be the CMT Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on such CMT Interest Determination Date.

                 "CMT Rate" means, with respect to any CMT Interest Determination Date, the rate displayed in the Designated CMT Telerate Page (as defined below) under the caption ". . . Treasury Constant Maturities . . . Federal Reserve Board Release H.15 . . . Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index (as defined below) for
(i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the applicable CMT Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or if not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for the CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date. If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Note with the shorter remaining term to maturity will be used.

                 "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page specified on the face hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as published in H.15(519)), for the purposes of displaying Treasury Constant Maturities as published in H.15(519). If no such page is specified on the face hereof, the Designated CMT Telerate Page shall be 7052, for the most recent week.

                 "Designated CMT Maturity Index" means the original period to maturity of the Treasury Notes (either one, two, three, five, seven, ten, twenty or thirty years) specified on the face hereof with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof, the Designated CMT Maturity Index shall be two years.

DETERMINATION OF FEDERAL FUNDS RATE. If the Interest Rate Basis specified on the face hereof is Federal Funds Rate, the interest rate determined with respect to the Federal Funds Interest Determination Date shall be the Federal Funds Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof, as determined on such Federal Funds Interest Determination Date.

                 "Federal Funds Rate" means, with respect to any Federal Funds Interest Determination Date, the rate on such date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, then the Federal Funds Rate shall be the rate on such Federal Funds Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, then the Federal Funds Rate with respect to such Federal Funds Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean (rounded, if necessary, to the nearest one hundred-thousandth of a percent) of the rates as of 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Federal Funds Interest Determination Date will be the Federal Funds Rate in effect immediately prior to such Federal Funds Interest Determination Date.

DETERMINATION OF LIBOR. If the Interest Rate Basis specified on the face hereof is LIBOR, the interest rate determined with respect to the LIBOR Interest Determination Date shall be LIBOR plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof, as determined on such LIBOR Interest Determination Date.

                 LIBOR will be determined by the Calculation Agent in accordance with the following provisions:

                 (i) With respect to any LIBOR Interest Determination Date, LIBOR will be either: (a) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates (unless the specified designated LIBOR Page (as defined below) by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Designated LIBOR Currency (as defined below) having the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following the LIBOR Interest Determination Date, which appear on the Designated LIBOR Page specified on the face hereof as of 11:00 A.M., London time, on that LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or (b) if "LIBOR Telerate" is specified on the face hereof, the rate for deposits denominated in U.S. Dollars (as defined below) having the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, which appears on the Designated LIBOR page specified on the face hereof as of 11:00 A.M. London time on that LIBOR Interest Determination Date.
         Notwithstanding the foregoing, if fewer than two offered rates appear on the Designated LIBOR Page with respect to LIBOR Reuters (unless the specified Designated LIBOR Page with respect to LIBOR Reuters by its terms provides only for a single rate, in which case such single rate shall be used), or if no rate appears on the Designated LIBOR Page with respect to LIBOR Telerate, whichever may be applicable, LIBOR in respect of the related LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in clause (ii) below.

                 (ii) With respect to any LIBOR Interest Determination Date on which fewer than two offered rates appear on the Designated LIBOR Page with respect to LIBOR Reuters (unless the Designated LIBOR Page by its terms provides only for a single rate, in which cases such single rate shall be used), or if no rate appears on the designated LIBOR Page with respect to LIBOR Telerate, as the case may be, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered rate quotation for deposits in the Designated LIBOR Currency (as defined below) for the period of the Index Maturity specified on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market as of 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Designated LIBOR Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted as of 11:00 A.M. in the applicable major banks in New York (as defined below), on such LIBOR Interest Determination Date by three major banks in New York selected by the Calculation Agent for loans in U.S. Dollars to leading banks, having the Index Maturity designated on the face hereof in a principal amount that is representative for a single transaction in such Designated LIBOR Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined on such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

                 "Designated LIBOR Currency" means the currency (including a composite currency), if any, designated on the face hereof as the Designated LIBOR Currency. If no such currency is designated in on the face hereof, the Designated LIBOR Currency shall be U.S. dollars.

                 "Designated LIBOR Page" means either (a) the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for U.S. Dollar Deposits (if "LIBOR Reuters" is designated on the face hereof), or (b) the display on the Dow Jones Telerate Service for the purpose of displaying the London interbank rates of major banks for U.S. Dollar Deposits (if "LIBOR Telerate" is designated on the face hereof). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR for the applicable Designated LIBOR Currency will be determined as if LIBOR Telerate page 3750 had been chosen.

DETERMINATION OF TREASURY RATE. If the Interest Rate Basis specified on the face hereof is Treasury Rate, the interest rate determined with respect to the Treasury Interest Determination Date shall be the Treasury Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof, as determined on such Treasury Interest Determination Date.

                 "Treasury Rate" means, with respect to any Treasury Interest Determination Date, the rate for the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof as published in H.15(519) under the heading, "Treasury bills -- auction average (investment)" or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, the average auction rate (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the U.S. Department of the Treasury. In the event that such rate is not available by 3:00 P.M., New York City time, on such Treasury Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, of three leading primary U.S. government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity designated on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate with respect to such Treasury Interest Determination Date will be the Treasury Rate in effect immediately prior to such Treasury Interest Determination Date.

DETERMINATION OF PRIME RATE. If the Interest Rate Basis specified on the face hereof is the Prime Rate, the interest rate determined with respect to the Prime Interest Determination Date shall be the Prime Rate plus or minus the Spread, if any, or Spread Multiplier, if any, specified on the face hereof, as determined on such Prime Interest Determination Date.

                 "Prime Rate" means, with respect to any Prime Interest Determination Date, the rate set forth on such date in H.15(519) under the heading "Bank Prime Loan." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Prime Rate Interest Determination Date, then the Prime Rate with respect to such Prime Interest Determination Date shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen NYMF Page as such bank's prime rate or base lending rate as in effect for that Prime Interest Determination Date. If fewer than four such rates appear on the Reuters Screen NYMF Page for the Prime Interest Determination Date, the Prime Rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Interest Determination Date by four major money center banks in The City of New York selected by the Calculation Agent. If fewer than two quotations are provided, the Prime Rate with respect to such Prime Interest Determination Date shall be determined on the basis of the rates furnished in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, having total equity capital of at least U.S. $500 million and being subject to supervision or examination by Federal or state authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the bank or trust company selected as aforesaid is not quoting as mentioned in this sentence, the Prime Rate with respect to such Prime Interest Determination Date will be the Prime Rate in effect immediately prior to such Prime Interest Determination Date. "Reuters Screen NYMF Page" means the display designated as page "NYMF" on the Reuters Monitor Money Rate Service (or such other page as may replace the NYMF page on the service for the purpose of displaying the prime rate or base lending rate of major banks).

                 The Calculation Agent shall calculate the interest rate on this Note in accordance with the foregoing as soon as practicable after the Interest Determination Date.

                 All percentages resulting from any calculations under this Note will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point (with five one-millionths of a percentage point being rounded upward) and all currency or currency unit or dollar amounts used in or resulting from any such calculation in respect of the Notes will be rounded to the nearest one-hundredth of a unit (with five one-thousandths being rounded upward) or nearest cent, as the case may be.

                 SECTION 3. Redemption. If so specified on the face hereof, the Company may at its option redeem this Note in whole or from time to time in part on or after the date designated as the Initial Redemption Date on the face hereof at the redemption price specified on the face hereof, together with accrued and unpaid interest to the date of redemption, but interest installments whose Stated Maturity is on or prior to the date of redemption will be payable to the Holder of this Note of record at the close of business on the relevant Regular Record Date referred to on the face hereof, all as provided in the Indenture. The Company may exercise such option by causing the Trustee to mail a notice of such redemption at least 30 but not more than 60 calendar days prior to the date of redemption. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                 SECTION 4. Repayment. If so specified on the face hereof, this Note will be repayable prior to Stated Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof together with interest accrued and unpaid thereon to the date of repayment. In order for this Note (if it is repayable at the option of the Holder) to be repaid prior to Stated Maturity, the Paying Agent must receive at least 30 but not more than 45 calendar days prior to an Optional Repayment Date (i) this Note with the form below entitled "Option to Elect Repayment" duly completed or (ii) a hand delivery, facsimile transmission or letter (first class, postage prepaid) from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Paying Agent not later than five Business Days after the date of such handle delivery, facsimile transmission or letter (first class, postage prepaid). If the procedure described in clause (ii) of the preceding sentence is followed, this Note with such form duly completed must be received by the Trustee by such fifth Business Day. Exercise of the repayment option by the Holder of this Note shall be irrevocable, except that a Holder who has tendered this Note for repayment may revoke any such tender for repayment by written notice to the Paying Agent received prior to the close of business on the tenth calendar day prior to the repayment date. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of the Note provided that the principal amount of the Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment this Note shall be cancelled and a new Note or Notes for the remaining principal amount hereof shall be issued in the name of the Holder of this Note.

                 SECTION 5. Sinking Fund. This Note will not be subject to any sinking fund.

                 SECTION 6. Original Issue Discount Notes. Notwithstanding anything herein to the contrary, if this Note is an Original Issue Discount Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof in lieu of the principal amount due at the Stated Maturity hereof shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The

"Amortized Face Amount" of this Note shall be the amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the Issue Price and the principal amount hereof that has accreted at the yield to maturity (as set forth on the face hereof) (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated but in no event shall the Amortized Face Amount of this Note exceed its principal amount.

                 SECTION 7. Events of Default. If any Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture; provided, however, that notwithstanding anything herein to the contrary, if this Note is an Original Issue Discount Note, the amount so declared due and payable shall be the Amortized Face Amount of this Note as of the date of such declaration.

                 SECTION 8. Modifications and Waivers; Obligation of the Company Absolute. The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than 66 2/3% in principal amount of the outstanding Securities of all series affected by such modification (voting as one class), to modify the Indenture or the rights of the Holders of the Securities pursuant to a supplemental indenture, except that no such modification shall, without the consent Holder of each Security so affected, (i) change the stated maturity of the principal of, or any instalment of principal of or interest, if any, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to the Indenture, or change the place of payment of, or the coin or currency in which, any Security or any premium or the interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof, (ii) reduce the percentage of Securities, the consent of the Holder of which is required for any such modification or for certain waivers under the Indenture or (iii) modify certain provisions of the Indenture relating to the modification of the Indenture, waiver of past defaults or waiver of certain covenants, except for certain permitted modifications.

                 No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on this Note at the times, places and rates, and in the coin or currency, herein prescribed.

                 SECTION 9. Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

                 SECTION 10. Authorized Denominations. Unless otherwise noted on the face hereof, the Notes of this series are issuable only in global or certified registered form, without coupons, in denominations of $1,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth and to the limitations described below, if applicable, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                 SECTION 11. Registration of Transfer. As provided in the Indenture and subject to certain limitations therein set forth and to the limitations described below, if applicable, the transfer of this Note is registerable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar (which shall initially be the Trustee, 101 Barclay Street, 21st Floor, New York, New York (Attention: Corporate Trust Trustee Administration) or at such other address as it may designate as its principal corporate trust office in The City of New York) duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                 If this Note is a global Note (as specified on the face hereof), this Note is exchangeable only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this global Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company in its sole discretion determines that this Note shall be exchangeable for certificated Notes in registered form or (z) an Event of Default, or an event which with the passage of time or the giving of notice would become an Event of Default, with respect to the Notes represented hereby has occurred and is continuing, provided that the definitive Notes so issued in exchange for this permanent global Notes shall be in denominations of $1,000 and any integral multiple of $1,000 in excess thereof and be of like aggregate principal amount and tenor as the portion of this permanent global Note to be exchanged, and provided further that, unless the Company agrees otherwise, Notes of this series in certificated registered form will be issued in exchange for this permanent global Note, or any portion hereof, only if such Notes in certificated registered form were requested by written notice to the Trustee or the Security Registrar by or on behalf of a person who is beneficial owner of an interest hereof given through the Holder hereof. Except as provided above, owners of beneficial interests in this permanent global Note will not be entitled to receive physical delivery of Notes in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

                 No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 SECTION 12. Owners. Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

                 SECTION 13. Governing Law. The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

                 SECTION 14. Defined Terms. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture; and all references in the Indenture to "Security" or "Securities" shall be deemed to include the Notes.

                           OPTION TO ELECT REPAYMENT

         [To be completed only if this Note is repayable at the option of the Holder and the Holder elects to exercise such rights]


                 The undersigned owner of this Note hereby irrevocably elects to have the Company repay the principal amount of this Note or portion hereof below designated at (i) the applicable Optional Repayment Price indicated on the face hereof, together with interest accrued and unpaid thereon to the date of repayment, if this Note is to be repaid pursuant to Section 4 of this Note. Specify the denomination or denominations (which shall be $1,000 or an integral multiple of $1,000 in excess thereof) of the Note or Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid):



- ------------------------------------------------------
Dated:
      ------------------------------------------------                 ------------------------------------------------
                                                                       Signature
                                                                       Sign exactly as name appears on the front of
                                                                       this Note.

Principal amount to be repaid if amount to be repaid                   Indicate address where check is to be sent,
is less than the entire principal amount of this Note                  if repaid:
(principal amount remaining must be an authorized
denomination)
                                                                       ------------------------------------------------
$
 -----------------------------------------------------                 ------------------------------------------------
(which shall be an integral multiple of $1,000 or, if                  SOCIAL SECURITY OR OTHER TAXPAYER ID NUMBER
no such reference is made, an amount equal to the
minimum Authorized Denomination).                                      ------------------------------------------------

                                  ABBREVIATIONS


                 The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as through they were written out in full according to applicable laws or regulations:

                 TEN COM - as tenants in common
                 TEN ENT - as tenants by the entireties
                 JT TEN  - as joint tenants with right of survivorship and not as tenants in common

                 UNIF GIFT MIN ACT                     Custodian
                                        ----------------------------------------
                                        (Cust)                           (Minor)

                                            Under Uniform Gifts to Minors Act
                                        ----------------------------------------
                                                        (State)

                 Additional abbreviations may also be used though not in the above list.

                              -------------------

                 FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------


- --------------------------------------------------------------------------------
  PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE



- --------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing _________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.


Dated:
       ------------------               ----------------------------------------
                                        Signature
                                        Sign exactly as name appears on the
                                        front of this Note


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.